Exhibit 99.1 Discussion Materials August 2020 HI HIGHL GHLY Y CONF CONFIIDE DENT NTIIA AL L DR DRA AF FT T, , S SUB UBJE JECT CT T TO O ND NDA A;; S SUB UBJE JECT CT T TO O F FRE RE 4 40 08 8 A AND ND RU RUL LE ES S O OF F S SIIM MIIL LA AR R IIM MP PORT ORTExhibit 99.1 Discussion Materials August 2020 HI HIGHL GHLY Y CONF CONFIIDE DENT NTIIA AL L DR DRA AF FT T, , S SUB UBJE JECT CT T TO O ND NDA A;; S SUB UBJE JECT CT T TO O F FRE RE 4 40 08 8 A AND ND RU RUL LE ES S O OF F S SIIM MIIL LA AR R IIM MP PORT ORT

Confidentiality & Disclaimer By accepting this presentation, recipients acknowledge that they have read, understood and accepted the terms of this Disclaimer. This presentation is the property of, and contains the proprietary and confidential information of LSC Communications, Inc., and its direct and indirect subsidiaries (collectively, “LSC” or the Company ) and is being provided solely for informational purposes. Any estimates contained herein may be forward-looking in nature and involve significant elements of subjective judgment and analysis, which may or may not be correct. Forecasts and estimates regarding the Company's industry and end markets are based on third party sources, and there can be no assurance these forecasts and estimates will prove accurate in whole or in part. There can be no assurance that any of the information contained herein is reflective of future performance to any degree. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, this presentation should not be relied upon for the purpose of evaluating the performance of the Company or for any other purpose, and neither the Company nor any of its affiliates, directors, officers, partners, employees, agents or advisers nor any other person, shall be liable for any direct, indirect or consequential liability, loss or damages suffered by any person as a result of this presentation or their reliance on any statement, estimate, target, projection or forward-looking information in or omission from this presentation and any such liability is expressly disclaimed. In all cases, interested parties should conduct their own investigation and analysis of the Company and the information contained herein. All information herein speaks only as of (1) the date hereof, in the case of information about the Company and (2) the date of such information, in the case of information from persons other than the Company. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. You are cautioned not to place undue reliance on the utility of the information in this presentation as a predictor of future performance, as projected financial and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the Company’s control. Risks, uncertainties and other factors may cause future results to differ materially, and potentially adversely from the historical results or projections contained herein. The historical financial information in this presentation includes information that is not presented in accordance with International Financial Reporting Standards (GAAP). Non-GAAP financial measures may be considered in addition to GAAP financial information, but should not be used as substitutes for the corresponding GAAP measures. Non-GAAP measures in this presentation may be calculated in ways that are not comparable to similarly titled measures reported by other companies. This presentation is subject to the confidentiality provision set forth in the recipients’ applicable Confidentiality Agreement or Non-Disclosure Agreement. This presentation should not be considered as a recommendation by the Company or any affiliate or other person in relation to the Company, nor does it constitute an offer or invitation for the sale or purchase of the shares, assets or business of the Company and shall not form the basis of any contract. THIS PRESENTATION MAY CONTAIN MATERIAL, NON-PUBLIC INFORMATION WITHIN THE MEANING OF UNITED STATES FEDERAL SECURITIES LAWS WITH RESPECT TO THE COMPANY AND ITS SECURITIES. All amounts in this presentation are in USD unless otherwise stated. HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTConfidentiality & Disclaimer By accepting this presentation, recipients acknowledge that they have read, understood and accepted the terms of this Disclaimer. This presentation is the property of, and contains the proprietary and confidential information of LSC Communications, Inc., and its direct and indirect subsidiaries (collectively, “LSC” or the Company ) and is being provided solely for informational purposes. Any estimates contained herein may be forward-looking in nature and involve significant elements of subjective judgment and analysis, which may or may not be correct. Forecasts and estimates regarding the Company's industry and end markets are based on third party sources, and there can be no assurance these forecasts and estimates will prove accurate in whole or in part. There can be no assurance that any of the information contained herein is reflective of future performance to any degree. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, this presentation should not be relied upon for the purpose of evaluating the performance of the Company or for any other purpose, and neither the Company nor any of its affiliates, directors, officers, partners, employees, agents or advisers nor any other person, shall be liable for any direct, indirect or consequential liability, loss or damages suffered by any person as a result of this presentation or their reliance on any statement, estimate, target, projection or forward-looking information in or omission from this presentation and any such liability is expressly disclaimed. In all cases, interested parties should conduct their own investigation and analysis of the Company and the information contained herein. All information herein speaks only as of (1) the date hereof, in the case of information about the Company and (2) the date of such information, in the case of information from persons other than the Company. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. You are cautioned not to place undue reliance on the utility of the information in this presentation as a predictor of future performance, as projected financial and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the Company’s control. Risks, uncertainties and other factors may cause future results to differ materially, and potentially adversely from the historical results or projections contained herein. The historical financial information in this presentation includes information that is not presented in accordance with International Financial Reporting Standards (GAAP). Non-GAAP financial measures may be considered in addition to GAAP financial information, but should not be used as substitutes for the corresponding GAAP measures. Non-GAAP measures in this presentation may be calculated in ways that are not comparable to similarly titled measures reported by other companies. This presentation is subject to the confidentiality provision set forth in the recipients’ applicable Confidentiality Agreement or Non-Disclosure Agreement. This presentation should not be considered as a recommendation by the Company or any affiliate or other person in relation to the Company, nor does it constitute an offer or invitation for the sale or purchase of the shares, assets or business of the Company and shall not form the basis of any contract. THIS PRESENTATION MAY CONTAIN MATERIAL, NON-PUBLIC INFORMATION WITHIN THE MEANING OF UNITED STATES FEDERAL SECURITIES LAWS WITH RESPECT TO THE COMPANY AND ITS SECURITIES. All amounts in this presentation are in USD unless otherwise stated. HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Table of Contents + Business Update 1 + Financial Projections 2 + WholeCo A + Book B + Office Products C + Magazine, Catalog and Logistics (MCL) D + Mexico E + Appendix 3 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTTable of Contents + Business Update 1 + Financial Projections 2 + WholeCo A + Book B + Office Products C + Magazine, Catalog and Logistics (MCL) D + Mexico E + Appendix 3 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

1 1. Business Update HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT1 1. Business Update HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

LSC Communications: North American Market Leader Overview North American Platform + North American leader in traditional and digital print, print-related services and office products + Serves the needs of publishers, merchandisers and retailers + Service offering includes logistics, warehousing, fulfillment, supply chain management and e-Services + Strategically-located operations with 61 manufacturing and warehouse facilities in North America 1 Products & Services Mexico 3% F:\Word Processing\MapInf o\MapInf o Jobs\Leonard, Cole\04-09-20 Book Office Products Magazine, Catalog Mexico Corporate and Logistics Book 31% Magazine, $3.3B $116M 3,000+ Catalog and 2019 Revenue 2019 Adj. EBITDA Customers Logistics $3.3B 50% 2019 Sales 34 27 13 Office Manufacturing Warehouse Offices Products 16% Facilities Distribution Facilities Note: Facility counts exclude announced facility closures 1. Revenue mix excludes Corporate, Other and eliminations 1 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTLSC Communications: North American Market Leader Overview North American Platform + North American leader in traditional and digital print, print-related services and office products + Serves the needs of publishers, merchandisers and retailers + Service offering includes logistics, warehousing, fulfillment, supply chain management and e-Services + Strategically-located operations with 61 manufacturing and warehouse facilities in North America 1 Products & Services Mexico 3% F:\Word Processing\MapInf o\MapInf o Jobs\Leonard, Cole\04-09-20 Book Office Products Magazine, Catalog Mexico Corporate and Logistics Book 31% Magazine, $3.3B $116M 3,000+ Catalog and 2019 Revenue 2019 Adj. EBITDA Customers Logistics $3.3B 50% 2019 Sales 34 27 13 Office Manufacturing Warehouse Offices Products 16% Facilities Distribution Facilities Note: Facility counts exclude announced facility closures 1. Revenue mix excludes Corporate, Other and eliminations 1 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Segment Financial Overview and Outlook

	Revenue[1]	% of Total[1]	Adj. EBITDA[1]	Margin %[1]	Outlook
Book	~$1.0B	31%	~$80M	~8%	+ Leadership position and steady book demand has supported stable performance and profitability + Track record of consistent profitability expected to continue
Office Products	~$0.5B	16%	~$59M	~11%	+ Consistent performance driven by market-leading position and market share gains in wholesale channel and growing e-Commerce channel, partially offsetting secular headwinds + Office products demand expected to remain stable
Magazine, Catalog and Logistics	~$1.6B	50%	(~$13M)	NA	+ Industry headwinds have led to excess capacity and decline in margins + Plant consolidations and disciplined cost initiatives are underway to return business to profitability
Mexico	~$91M	3%	~$18M	~20%	+ Consistent top-line and bottom-line performance driven by market-leading capabilities

Note: Financial metrics exclude Corporate, Other and eliminations and potential Standalone Costs
1. Represents 2019 financials

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COVID-19 Mitigation Plans The Company has Implemented Best-in-Class Continuity Plans to Mitigate Business Disruption from COVID-19, but Potential Risks Remain Across each of the Business Segments + Detailed Business Continuity Plans refreshed; plans have components to mitigate virus-related supply chain, labor, customer collection and facility shutdown disruption, including: + Presence of multiple facility locations across geographies that can manufacture for each major product group + Will mitigate any plant shutdowns due to localized outbreaks, which have been minimal to date + Redundancies of pre-press systems and manufacturing equipment enable customer work to be transferred to alternative plants + Robust IT disaster recovery plans in place that have been tested + Contingencies in place for key materials and supplies + Company continues to maintain open communications regarding supply chain issues and supplier contingency plans + However, sustained or renewed disruptions in U.S. and / or international economy could create material business risks + Decline in customer orders could severely impact cash flows + Company aggressively working to ensure employee safety and business continuity but has also acted decisively to reduce costs and accelerate operational restructuring plans 3 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTCOVID-19 Mitigation Plans The Company has Implemented Best-in-Class Continuity Plans to Mitigate Business Disruption from COVID-19, but Potential Risks Remain Across each of the Business Segments + Detailed Business Continuity Plans refreshed; plans have components to mitigate virus-related supply chain, labor, customer collection and facility shutdown disruption, including: + Presence of multiple facility locations across geographies that can manufacture for each major product group + Will mitigate any plant shutdowns due to localized outbreaks, which have been minimal to date + Redundancies of pre-press systems and manufacturing equipment enable customer work to be transferred to alternative plants + Robust IT disaster recovery plans in place that have been tested + Contingencies in place for key materials and supplies + Company continues to maintain open communications regarding supply chain issues and supplier contingency plans + However, sustained or renewed disruptions in U.S. and / or international economy could create material business risks + Decline in customer orders could severely impact cash flows + Company aggressively working to ensure employee safety and business continuity but has also acted decisively to reduce costs and accelerate operational restructuring plans 3 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

COVID-19 Impact: Key Assumptions + COVID-19 pandemic is expected to impact 2020 revenues across all segments, with volumes expected to rebound in the second half of 2020 and into 2021. The below provides an overview of key assumption on the COVID-19 revenue impact in 2020 + Book: Company assumes an incremental decline of ~12% in full year 2020 revenues due to COVID-19 + Trade volumes declined initially in April/May, but have since shown growth + Education volume has been significantly impacted by the uncertainty about school openings + LSC has implemented new programs for direct-to-consumer shipments via the Amazon Seller Central and Vendor Central programs to help offset declines from disruption in distribution channels + ~80% of the volume decline attributed to COVID-19 is expected to bounce back in 2021 + Office Products: Company assumes an incremental decline of ~14% in full year 2020 revenues due to COVID-19 + The pandemic will also likely result in some shift of volume with our customers from office superstores, wholesalers and independent dealers to mass market and e-Commerce. LSC is well-positioned to gain share in e-Commerce and volumes are exceeding forecasts + Forms, filing and notetaking are expected to slowly return to normal volumes as people return to work. Binders are expected to be most impacted given uncertainty of school openings + ~75% of the volume decline attributed to COVID-19 is expected to bounce back in 2021. Envelopes has been the most resilient category and volumes are already returning to levels in-line with the prior year Note: All %s are versus a forecast pre-COVID-19; they are not versus the prior year 4 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTCOVID-19 Impact: Key Assumptions + COVID-19 pandemic is expected to impact 2020 revenues across all segments, with volumes expected to rebound in the second half of 2020 and into 2021. The below provides an overview of key assumption on the COVID-19 revenue impact in 2020 + Book: Company assumes an incremental decline of ~12% in full year 2020 revenues due to COVID-19 + Trade volumes declined initially in April/May, but have since shown growth + Education volume has been significantly impacted by the uncertainty about school openings + LSC has implemented new programs for direct-to-consumer shipments via the Amazon Seller Central and Vendor Central programs to help offset declines from disruption in distribution channels + ~80% of the volume decline attributed to COVID-19 is expected to bounce back in 2021 + Office Products: Company assumes an incremental decline of ~14% in full year 2020 revenues due to COVID-19 + The pandemic will also likely result in some shift of volume with our customers from office superstores, wholesalers and independent dealers to mass market and e-Commerce. LSC is well-positioned to gain share in e-Commerce and volumes are exceeding forecasts + Forms, filing and notetaking are expected to slowly return to normal volumes as people return to work. Binders are expected to be most impacted given uncertainty of school openings + ~75% of the volume decline attributed to COVID-19 is expected to bounce back in 2021. Envelopes has been the most resilient category and volumes are already returning to levels in-line with the prior year Note: All %s are versus a forecast pre-COVID-19; they are not versus the prior year 4 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

COVID-19 Impact: Key Assumptions (Cont’d) + COVID-19 pandemic is expected to impact 2020 revenues across all segments, with volumes expected to rebound in the second half of 2020 and into 2021. The below provides an overview of key assumption on the COVID-19 revenue impact in 2020 + MCL: Company assumes an incremental decline of ~15% in full year 2020 revenues due to COVID-19 + Both catalog and magazine volumes expected to decline, though catalog volumes have declined more severely + Logistics / Co-Services: COVID-19 related decline expected to mirror trend across both magazines and catalogs + ~35% of the volume decline attributed to COVID-19 is expected to bounce back in 2021 Note: All %s are versus a forecast pre-COVID-19; they are not versus the prior year 5 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTCOVID-19 Impact: Key Assumptions (Cont’d) + COVID-19 pandemic is expected to impact 2020 revenues across all segments, with volumes expected to rebound in the second half of 2020 and into 2021. The below provides an overview of key assumption on the COVID-19 revenue impact in 2020 + MCL: Company assumes an incremental decline of ~15% in full year 2020 revenues due to COVID-19 + Both catalog and magazine volumes expected to decline, though catalog volumes have declined more severely + Logistics / Co-Services: COVID-19 related decline expected to mirror trend across both magazines and catalogs + ~35% of the volume decline attributed to COVID-19 is expected to bounce back in 2021 Note: All %s are versus a forecast pre-COVID-19; they are not versus the prior year 5 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Strategic Initiatives

Robust Pipeline of Strategic Initiatives to Enhance Market Position, Improve Margins and Cash Flow and Reduce Leverage

	Key Initiatives
Continued Plant Consolidation & Optimization of Footprint	+ Significantly reduce footprint and excess capacity in Long-Run magazine and catalog plants to drive margin improvement + Accelerate rationalization of current footprint + Staging of plant closures will allow flexibility if volume declines are less than expected
Business Optimization & Efficiency Initiatives	+ Company-wide cost efficiency initiatives to identify opportunities for further margin improvement, building on the positive trends seen in 2019 + Company-wide efficiency undertakings projected to generate cumulative savings in excess of ~$200M by 2022
Revised Pricing and Contract Renewal Strategy to Drive Increased Margins	+ Cross-functional analyses performed to evaluate customer-level profitability on an "all-in" gross margin basis + These contracts no longer cover fixed/overhead costs, primarily a result of price competition and faster-than-expected volume declines, but still are positive on a marginal cost basis + Currently restructuring unprofitable customers through rationalization or renegotiation of contracts in addition to increasing prices for renewals

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Consolidated July 2020 Results

($ in millions)

	Actual	Forecast	July Δ	
	July	July	$	%
Book	$70.4	$75.4	($5.0)	*(6.6%)*
Office Products	42.1	40.8	1.3	*3.1%*
MCL	81.0	75.3	5.7	*7.5%*
Mexico	7.0	7.2	(0.2)	*(3.1%)*
Corporate	0.0	-	0.0	*na*
Other and Elims	2.2	2.7	(0.4)	*(16.3%)*
Total Revenue	**$202.6**	**$201.3**	**$1.3**	***0.6%***
Book	$5.4	$5.5	($0.2)	*(2.8%)*
Office Products	5.5	5.2	0.3	*5.5%*
MCL	(6.9)	(11.0)	4.1	*37.7%*
Mexico	1.4	1.4	0.1	*6.4%*
Corporate	(2.7)	(2.8)	0.0	*0.9%*
Other and Elims	0.0	(0.3)	0.3	*108.6%*
Total Adjusted EBITDA	**$2.7**	**($2.0)**	**$4.7**	***238.8%***
Adj. EBITDA Margin	*1.3%*	*NA*		

- On a consolidated basis, July results exceeded the revised revenue and EBITDA forecasts as volumes continued to show month over month growth from April lows, in addition to better than expected productivity and ongoing cost savings. Key drivers of the July MTD results vs. forecast are as follows:
  - **MCL**: July MTD favorable revenue and EBITDA primarily driven by higher sales volume in Catalog and Co-Services, in addition to favorable productivity and ongoing cost control measures across the Segment
  - **Book**: July MTD revenue miss primarily driven by a combination of timing of sales and mix of work. Higher VAR per unit (favorable mix), favorable cost control, and productivity mitigated EBITDA impact

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Consolidated July YTD Results

($ in millions)

	Actual							
	January	February	March	April	May	June	July	July YTD
Book	$70.3	$62.8	$71.0	$59.7	$69.0	$69.1	$70.4	$472.4
Office Products	36.7	37.7	38.1	18.9	24.0	37.3	42.1	234.8
MCL	121.0	110.2	118.2	84.1	73.5	69.8	81.0	657.7
Mexico	8.5	6.4	7.8	4.2	5.8	6.5	7.0	46.3
Corporate	0.0	0.1	(0.1)	(0.0)	0.0	0.0	0.0	0.0
Other and Elims	3.2	5.1	4.4	3.9	3.6	2.3	2.2	24.7
Total Revenue	**$239.8**	**$222.3**	**$239.4**	**$170.8**	**$175.8**	**$185.1**	**$202.6**	**$1,435.8**
Book	($0.3)	$0.9	$5.0	$1.8	$7.7	$7.4	$5.4	27.9
Office Products	2.9	4.6	5.0	(1.0)	(0.0)	4.4	5.5	21.3
MCL	(7.9)	(3.0)	1.2	(9.8)	(8.8)	(5.9)	(6.9)	(41.0)
Mexico	1.6	1.3	1.3	0.4	1.4	1.6	1.4	9.1
Corporate	(2.1)	0.2	(2.6)	(0.5)	0.6	(2.0)	(2.7)	(9.1)
Other and Elims	0.3	0.6	0.9	0.9	0.4	(0.0)	0.0	3.0
Total Adjusted EBITDA	**($5.5)**	**$4.5**	**$10.9**	**($8.2)**	**$1.2**	**$5.6**	**$2.7**	**$11.2**
Adj. EBITDA Margin	*NA*	*2.0%*	*4.5%*	*NA*	*0.7%*	*3.0%*	*1.3%*	*0.8%*

Note: June actuals reflect ~$500k change in cash awards add back

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3. 2 Financial Projections HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT3. 2 Financial Projections HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

A 3. WholeCo HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTA 3. WholeCo HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Consolidated Financial Outlook: 2019A – 2024E

Execution on Cost Initiatives Expected to Result in Stable Adj. EBITDA Margins Starting in 2021E

Revenue ($M)



$3,310
59
91
517
1,011
1,631
2019A
$2,913
401
38
80
427
813
1,154
2020E
$2,509
79
469
888
1,073
2021E
$2,429
80
460
869
1,021
2022E
$2,396
80
451
853
1,011
2023E
$2,364
81
442
838
1,002
2024E
MCL
Book
Office Product
Mexico
Corporate and Other 1
Normalized Impact of COVID-19

Adjusted EBITDA ($M)



3.5%
4.9% 2
1.0%
5.2%
6.0%
6.5%
6.9%
$116
$144
$79
$39
$25
$131
$145
$155
$164
2019A
2020E
2021E
2022E
2023E
2024E
Adjusted EBITDA
Adjusted EBITDA Margin
Normalized for Cost Savings
Normalized for COVID-19

Note: Excludes potential standalone costs

1. Includes Corporate, Other and eliminations
2. Adjusted EBITDA margin normalized for cost savings and COVID-19

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2020E Pro Forma Revenue & Adj. EBITDA Summary

($ in millions)

		Book	Office Products	MCL	Mexico	Total
2020E	Revenue	$813	$427	$1,154	$80	$2,474
	(+) Normalized for COVID-19	112	72	208	10	401
	Adj. Normalized Revenue	**$925**	**$499**	**$1,362**	**$89**	**$2,875**
	(+) Corporate & Other					38
	Adj. Consolidated Revenue					**$2,913**
2020E	Adj. EBITDA	$43	$43	($47)	$13	$52
	(+) Normalized for Cost Savings[1]	9	1	29	-	39
	(+) Normalized for COVID-19	24	16	35	4	79
	Adj. Normalized EBITDA	**$76**	**$60**	**$17**	**$17**	**$170**
	(-) Net Standalone Costs	(12)	(4)	(9)	-	(26)
	Adj. Standalone EBITDA	**$64**	**$55**	**$8**	**$17**	**$145**
	(-) Corporate & Other					(26)
	(+) Standalone Costs					26
	Adj. Consolidated EBITDA					**$144**

1. Denotes annualized cost savings for completed or announced plant closures

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B 3. Book HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTB 3. Book HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Book | Segment Overview

LSC is the Largest Book Producer and Service Provider in the U.S.

Overview

- Prints for the top 10 U.S. book publishers
- Serves book publishers across multiple verticals including the Trade & Specialty, K-12 Education and Higher Education sectors
- Provides end-to-end physical and digital distribution to connect readers to content
- Satisfies a diverse and dynamic set of customer needs across colors, page counts, trim size, binding styles, quantities, packaging and logistics capabilities
- Best-in-class warehousing, distribution and fulfillment capabilities coupled with embedded technology platforms deliver more transparency and value to customers
- Stable financial performance, profitability and cash flow

Key Statistics

~$1.0B[1] *2019 Revenue*	**~$80M** *2019 Adj. EBITDA*	**~8%** *2019 Adj. EBITDA Margin*
500+ *Customers*	**6,300** *Employees*	**24**[2] *Facilities*

2019A Revenue Breakdown[1]



$1.0B
Trade and Specialty 39%
K-12 22%
Higher Education 14%
Publisher Services 21%
Other 5%



$1.0B
1/c 45%
4/c 25%
Fulfillment 14%
Digital 8%
Procurement 5%
Publishing 3%
Tech Services <1%

1. Excludes Directory; expected to be discontinued by 12/31/20
2. Includes Manufacturing, Distribution and Office locations that are leased and owned; excludes plant closures (Philadelphia, PA) and paper warehouses

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Book | Revenue Forecast

Top-Line Revenue Expected to Stabilize Despite Secular Headwinds

Commentary

- LSC is well-positioned to weather the secular headwinds in physical print books due to its current market position, marquee customer base and ability to adapt to new market entrants and shift customer mix
  - Revenue mix expected to shift towards growing Trade and Specialty sector from ~40% of revenue in 2019 to ~50% by 2024
  - Softness in K-12 driven by the increasing adoption of digital materials by major players, partially offset by acquisition of new Ed-Tech customer
  - The rise of online bookstores and book rentals is leading to a decline in demand, but offset by our market-leading customers that are expected to sustain demand over the forecast period
  - Publisher Services expected to maintain top-line revenues

Revenue ($M)



'19A-'24E CAGR
$1,011
$925
$888
$869
$853
$838
50
213
137
220
391
112
33
182
86
161
351
43
163
92
186
403
42
163
81
180
402
39
163
75
174
402
36
163
69
169
401
(3.7%)
(6.5%)
(5.2%)
(12.7%)
(5.1%)
0.5%
2019A
2020E
2021E
2022E
2023E
2024E
Trade and Specialty
K-12
Higher Education
Publisher Services²
Other¹
Normalized Impact of COVID-19

1. Includes Other manufacturing and manufacturing eliminations
2. Includes Publisher Services and eliminations as well as non-manufacturing and non-services related revenue and eliminations

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Book | Adj. EBITDA Forecast

New Technologies and a Focus on Productivity Expected to Maintain Margins

Commentary

- Margins expected to remain stable as a result of continued focus on improving productivity, price increases, improved product mix and execution on firm-wide initiatives to offset any expected compression from volume declines
  - Flexible and modular platform to enable the business to grow with customers and quickly adapt to shifts in demand, stabilizing margins across different volumes
- Company-wide initiatives expected to drive bottom-line improvements
  - Leverage technology-driven initiatives, such as the Harvest suite and IntercepTag
  - Improve efficiency and utilization in warehousing and fulfillment to drive margins
  - Focus on pricing strategies, such as peak versus non-peak premium, to better align changing customer demand with capacity and reduce unnecessary expenditures

Adj. EBITDA ($M)



7.9%
8.3%[1]
9.0%
9.5%
10.1%
10.7%
5.3%
$80
$76
$24
$9
$43
$80
$83
$86
$89
2019A
2020E
2021E
2022E
2023E
2024E
Adjusted EBITDA
Adjusted EBITDA Margin
Normalized for Cost Savings
Normalized for COVID-19

1. Adj. EBITDA margin normalized for cost savings and COVID-19

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C 3. Office Products HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTC 3. Office Products HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Office Products | Segment Overview

TOPS Products

Overview

- The Office Products segment of LSC Communications ("TOPS"), is an industry leader in the manufacturing of office products and stationery in North America
- TOPS offers a variety of branded and private label office products and organizational solutions in five product categories: Filing, Envelope, Binders, Note-Taking and Forms
- Highly efficient manufacturing and distribution platform alongside commitment to customers created long-standing, award-winning relationships with key office products retailers and wholesalers
- TOPS continuously seeks to expand its product offerings both organically and inorganically and has a history of successfully integrating acquisitions
- Consumer products company providing hundreds of North American-made products and market-leading, recognized name brands, including:

adams · AMPAD · Cardinal · Oxford · Pendaflex · Quality Park · TOPS

Key Statistics

~$0.5B	~$59M	~11%
2019 Revenue	*2019 Adj. EBITDA*	*Adj. EBITDA Margin*

2019 Revenue Breakdown



Other
1%
Forms
9%
Filing
30%
Note-Taking
15%
$517M
Binders
17%
Envelopes
28%

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Office Products | Revenue Forecast

TOPS is Expected to Maintain Top-Line Stability Despite Secular Headwinds

Commentary

- Industry-wide secular declines expected to continue at ~4% annually
- The company is well-positioned, relative to peers, to capitalize on high growth areas, especially with e-Commerce, which is expected to partially offset the volume decreases from the secular decline of office superstores
  - Expected $5M annual growth for share gain in e-Commerce and other opportunities
- The company's market-leading brands are expected to continue to grow market share in branded products
- 2020 forecast includes offsetting volume changes
- COVID-19 expected to impact 2020E top-line growth
  - 2021E forecast assumes recovery of 75% of lost volume
- TOPS projection includes price increases to offset the anticipated continued increases in material and freight costs

Revenue ($M)



'19A-'24E
CAGR
(3.1%)
$517
$499
72
$427
$469
$460
$451
$442
2019A
2020E
2021E
2022E
2023E
2024E
Total Revenue
Normalized Impact of COVID-19

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Office Products | Adj. EBITDA Forecast

Proactive Steps are Expected to Lead to Stable Margins Over the Projection Period

Commentary

- Projected to maintain stable double-digit margins over the forecast period
  - Margin impacts reflect secular decline and volume adjustments at ~18% variable margin rates
  - Price increases expected to deliver ~5% incremental Adj. EBITDA
  - Plant consolidations expected to deliver cost savings of $4M in 2020 and $2M in 2021
- COVID-19 impacts include both volume and productivity declines
  - 2021E forecast assumes recovery of 75% of lost volume and return to 100% productivity
- New manufacturing and quality processes expected to drive lower cost production model, stabilizing margins in spite of general industry-wide volume declines
- Capex requirements are minimal given historical investment in plants and equipment

Adj. EBITDA ($M)



11.4%
12.0%[1]
12.7%
12.6%
12.8%
12.7%
10.0%
$59
$60
$60
$58
$58
$56
$16
$1
$43
2019A
2020E
2021E
2022E
2023E
2024E
Adjusted EBITDA
Adjusted EBITDA Margin
Normalized for Cost Savings
Normalized for COVID-19

1. Adj. EBITDA margin normalized for cost savings and COVID-19

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D 3. Magazine, Catalog and Logistics (MCL) HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTD 3. Magazine, Catalog and Logistics (MCL) HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

MCL | Segment Overview

Leading Producer of Magazines, Catalogs & Digital Print with a Full Suite of Value-Added Services

Overview

- **Print:** Produces catalogs, magazines & retail inserts to customer specifications using offset, gravure or digital printing processes in combination with in-line finishing, saddle-stitch binding or patent binding
  - One of the largest producers of catalogs, magazines and retail inserts in North America
  - Leader in "print-first" Short-Run, niche / enthusiast publications
- **Logistics**: Supply chain management offering includes procurement, warehousing, distribution and inventory management
  - Strategically-located national footprint of warehouse and distribution centers
  - Logistics offering leveraged for not only our customers but also by other major printers and third party customers
- **Cooperative Mailing Services (Co-Services):** Differentiated co-mail services offering includes list processing and mail sortation services that optimize postal costs for magazine and catalog customers

Key Statistics

~1,100 *Magazine Customers*	**14**[2] *Production Facilities*
~300 *Catalog Customers*	**10** *Warehouse & Distribution Centers*
28B *Pieces of Mail Distributed Annually*	**95%** *Of Population Reached in <2 days*[3]

2019 Revenue Breakdown



Other[1] 6%
Continuum 5%
Co-Services 6%
Logistics 21%
~$1.6B
Long Run 45%
Short Run 17%
Print

1. Other revenue includes Creel, Digital Lizard, Premedia, MC Other and MC eliminations
2. Reflects the current number of facilities excluding the 3 facilities that were announced to be closed as of April 2020
3. Denotes distribution time from LSC's consolidation centers

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MCL | Revenue Forecast

Revenue Forecast Reflects a Return to Stability After Plant Consolidation

Commentary

- Significant decline in Long-Run Magazine and Catalog is driving company's proactive strategic initiatives to i) rationalize plant capacity, which has been accelerated by COVID-19, ii) exit unprofitable customers and iii) smooth out seasonal customer demand
  - Long-Run Magazine and Catalog expected to decline from ~45% of revenue in 2019 to ~32% by 2024
  - Short-Run Magazine decline is expected to be in line with secular declines
- Near-term softness in Logistics revenue driven by decline in Magazine / Catalog volumes, but partially offset by increased integration of services by cross-selling Co-Services to all print customers, especially in Short-Run / niche market
- Long-term revenue outlook expected to stabilize in line with secular decline once the business has been right-sized

Revenue ($M)



Proactive plant closures, further accelerated by COVID-19
Revenue CAGR
'19 - '21
'21 - '24
(18.9%)
(2.3%)
Right-sized go-forward business plan
$1,631
101
81
92
347
282
729
$1,362
208
74
63
84
271
218
444
$1,073
28
84
77
290
218
375
$1,021
30
109
71
264
206
340
$1,011
33
118
69
260
200
330
$1,002
37
127
67
257
194
320
2019A
2020E
2021E
2022E
2023E
2024E
Long Run
Short Run
Logistics
Co-Services
Continuum
Other[1]
Normalized Impact of COVID-19

1. Other revenue includes Creel, Premedia, MC Other and MC eliminations

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MCL | Adj. EBITDA Forecast

Value-Creation Initiatives Expected to Deliver Return to Profitability in 2022

Commentary

- Profitability of the business is expected to stabilize as the revenue mix shifts towards more profitable businesses in Short-Run / Niche Publications, Logistics and Co-Services and away from Long-Run Magazine and Catalog
- Several ongoing value creation initiatives (i.e., plant rationalization, cost optimization) on track to deliver meaningful EBITDA improvements
  - Significantly reducing plant footprint and excess capacity in Long-Run magazine and catalog plants to drive margin improvement
  - Continued evaluation of customer-level profitability on an "all-in" gross margin basis and restructuring unprofitable customers through rationalization or renegotiation
  - Long-term shift to Co-Services expected to improve EBITDA margin and increase profitability from services

Co-Services, Logistics and Short-Run Earnings Remain Strong and Profitable Over the Forecast Period

Adj. EBITDA ($M)



($13)
$17
+$29
+$35
($47)
$7
$20
$27
$35
2019A
2020E
2021E
2022E
2023E
2024E
Adjusted EBITDA
Normalized for Cost Savings
Normalized for COVID-19

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MCL | Facilities

Large Footprint to Support Customer Needs

	# of FTE	Union Status	Size (Sq. Ft.)	Ownership	Est. Property Value ($M)[2]
Manufacturing Facilities					
Long Run					
Baraboo, WI	332	Non-Union	165,000	Leased	NA
Danville, KY	741	Non-Union	821,000	Owned	8.6
Lancaster, PA	1,178	Non-Union	1,503,000	Owned	18.3
Maple Grove, MN	328	Non-Union	317,000	Owned	13.0
Spartanburg, SC	380	Non-Union	910,000	Owned	13.0
Warsaw, IN	699	Non-Union	1,300,000	Owned	6.9
Short Run					
Pontiac, IL	371	Non-Union	304,000	Owned	1.7[3]
Kansas City, MO	304	Non-Union	260,000	Owned	4.1[3]
Lebanon Junction, KY	781	Non-Union	165,630	Owned	15.3
Senatobia, MS	130	Non-Union	140,000	Owned	3.0
Commercial Print[1]					
Las Vegas, NV (Offset)	341	Non-Union	614,000	Leased	NA
Las Vegas, NV (Digital)	70	Non-Union	205,618	Leased	NA
Mahwah, NJ (Digital)	56	Non-Union	34,308	Leased	NA
Hayden, ID (Digital)	19	Non-Union	4,800	Leased	NA

1. Commercial Print is LSC's acquisition of Digital Lizard, and its previous parent company Creel, which occurred in August 2017
2. As of July and August 2020
3. Estimated Property Values per Management

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MCL | Facilities (Cont'd)

Large Footprint to Support Customer Needs

	# of FTE	Union Status	Size (Sq. Ft.)	Ownership	Est. Property Value ($M)
Warehouses					
Logistics					
Atlanta, GA	1	Non-Union	135,200	Leased	NA
Bolingbrook, IL	3	Non-Union	659,157	Leased	NA
Bolingbrook, IL	44	Non-Union	417,090	Leased	NA
Grapevine, TX	3	Non-Union	82,093	Leased	NA
Laredo, TX	1	Non-Union	10,750	Leased	NA
Pico Rivera, CA	10	Non-Union	160,154	Leased	NA
Pine Brook, NJ	8	Non-Union	41,194	Leased	NA
Portland, OR	8	Non-Union	54,573	Leased	NA
Stockton, CA	11	Non-Union	48,735	Leased	NA
York, PA	25	Non-Union	597,600	Leased	NA

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E 3. Mexico HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTE 3. Mexico HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Mexico | Segment Overview

LSC Mexico is a Standalone Low Cost, High Quality Producer of Magazine, Catalog and Books

Overview

+ Mexico segment consists of three locations; two plants based in Tlalnepantla and San Juan Del Río, and the headquarters also based in Tlalnepantla
+ The segment operates on a standalone basis managing the sales, production and collection
+ Segment Mix:
  + Catalogs and Magazines account for 81% of revenue
  + One location is dedicated to printing variable data, forms and labels
+ Strong customer base representing all the major catalog clients in Mexico
+ Robust financial trends:
  + Demonstrated top-line stability and earnings growth
  + Economically sustainable operation generating earnings and paying dividends
  + In the last three years, EBITDA margins have been more than 17%

Key Statistics

$91M
2019 Revenue

~20%
2019 Adj. EBITDA Margin

~380
Customers

~1,150
Employees

2
Plants

2019 Revenue Breakdown



19%
$91M
81%

- Commercial Printing
  - Commercial Printing
  - Catalogs
  - Magazines
  - Books
- Business & Commercial Services (BCS)
  - Statements, forms, labels
  - Digital Color Printing
  - Direct Mail
  - Fulfillment

1. 2020E Revenue growth based on 3-year historical exchange rate of 19.5 Mexican pesos per USD

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Mexico | Facilities

Strategically-Located Facilities to Best Serve Our Customers

Overview

Tlalnepantla (Mexico City Metro Area) - HQ

- 99 employees in SG&A, Finance, IT, HR and Legal roles

San Juan Del Río plant

- 862 employees, 642 of whom are unionized
- Invoices 81% of total Mexico revenue and serves 83 clients
  - Main products: catalogs, magazines, books and commercial printing
  - Annual production capacity of 1.5B of 16S pages in 8 web presses

Tlalnepantla plant

- 186 employees, 42 of whom are unionized
- Invoices 19% of total Mexico revenue and serves 300 clients
  - Main products: BCS (i.e., statements, forms and labels), direct mail, digital color printing and fulfillment

Mexico Facility Locations


San Juan Del Río
Tlalnepantla
Tlalnepantla (Mexico City Metro Area) (HQ)

All 3 Mexico Facilities are Strategically Located Near Client Plants

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Mexico | Financial Summary

Top-Line Impacted by Recent Currency Fluctuations While EBITDA Margins Remain Stable

Revenue

+ Top-line impacted by recent adverse exchange rate fluctuations resulting in ~20% devaluation of the peso relative to 3-year average
  + 25% of total revenue is invoiced in US dollars, including revenue from top clients
+ Customer contracts include price adjustments for CPI, exchange rate and raw materials subject to certain conditions
+ Focus on new revenue streams and increasing spend of top customers to drive top-line growth

Adj. EBITDA

+ Ongoing initiatives to reduce production, materials and administrative costs
  + Leveraged strong supply chain relationships to negotiate favorable terms for paper pricing due
+ Efficient receivable and collection process generates strong positive cash flow
+ The segment operates almost completely on a standalone basis and no corporate costs are allocated. Very few costs may be required on a standalone basis and are estimated to be less than $500K

Revenue ($M)


$98
$97
$91
$80
$79
$80
$80
$81
2017A
2018A
2019A
2020E
2021E
2022E
2023E
2024E
Net Sales

Normalizing for COVID-19 Impact, 2020E Net Sales is ~$89M (vs. $80M)

Adj. EBITDA ($M)[1]


19%
18%
20%
17%
17%
17%
17%
17%
$18
$17
$18
$13
$13
$14
$14
$14
2017A
2018A
2019A
2020E
2021E
2022E
2023E
2024E
Adj. EBITDA
Adj. EBITDA Margin

Normalizing for COVID-19 Impact, 2020E Adj. EBITDA is ~$17M (vs. $13M)

1. Adj. EBITDA in USD, reflecting currency fluctuation

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Appendix HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTAppendix HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Consolidated Financial Summary ($ in millions) 2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E Book $1,022 $1,056 $1,011 $813 $888 $869 $853 $838 Office Products 589 562 517 427 469 460 451 442 Magazine, Catalog and Logistics 1,939 1,883 1,631 1,154 1,073 1,021 1,011 1,002 Mexico 98 97 91 80 79 80 80 81 1 Corporate and Other 107 84 59 38 - - - - Total Revenue $3,756 $3,681 $3,310 $2,512 $2,509 $2,429 $2,396 $2,364 Materials ($1,450) ($1,290) ($1,185) ($850) ($888) ($870) ($857) ($845) Labor (1,040) (1,007) (958) (771) (704) (666) (651) (637) Transportation (218) (435) (356) (270) (262) (251) (253) (255) Overhead (301) (292) (290) (227) (186) (167) (157) (147) Other (128) (125) (108) (87) (89) (86) (82) (78) Cost of Sales ($3,137) ($3,149) ($2,898) ($2,204) ($2,129) ($2,041) ($2,000) ($1,963) Gross Profit $619 $532 $412 $308 $381 $389 $395 $401 Gross Margin % 16.5% 14.5% 12.4% 12.3% 15.2% 16.0% 16.5% 17.0% Selling ($52) ($50) ($49) ($42) ($40) ($38) ($37) ($37) G&A (230) (217) (219) (187) (195) (191) (189) (186) SG&A ($282) ($267) ($268) ($229) ($235) ($229) ($226) ($223) EBITDA $338 $265 $144 $79 $146 $160 $170 $178 EBITDA Margin % 9.0% 7.2% 4.4% 3.2% 5.8% 6.6% 7.1% 7.5% Non-Cash Pension Income ($46) ($49) ($36) ($41) ($41) ($41) ($41) ($41) Stock-Based Compensation 13 12 7 - - - - - Annual Incentive Compensation (0) 0 5 0 12 12 12 12 Cash Awards 2 1 2 6 6 6 6 6 LIFO Reserve Adjustment (1) (5) (6) (19) - - - - 401(k) Match Suspension - - - - 7 7 7 7 Adj. EBITDA $305 $224 $116 $25 $131 $145 $155 $164 Adj. EBITDA Margin % 8.1% 6.1% 3.5% 1.0% 5.2% 6.0% 6.5% 6.9% Memo: Adj. EBITDA Normalized for Cost Savings Initiatives $64 Adj. EBITDA Normalized for Cost Savings Initiatives & COVID-19 144 1. Includes Directory and intercompany eliminations 25 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTConsolidated Financial Summary ($ in millions) 2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E Book $1,022 $1,056 $1,011 $813 $888 $869 $853 $838 Office Products 589 562 517 427 469 460 451 442 Magazine, Catalog and Logistics 1,939 1,883 1,631 1,154 1,073 1,021 1,011 1,002 Mexico 98 97 91 80 79 80 80 81 1 Corporate and Other 107 84 59 38 - - - - Total Revenue $3,756 $3,681 $3,310 $2,512 $2,509 $2,429 $2,396 $2,364 Materials ($1,450) ($1,290) ($1,185) ($850) ($888) ($870) ($857) ($845) Labor (1,040) (1,007) (958) (771) (704) (666) (651) (637) Transportation (218) (435) (356) (270) (262) (251) (253) (255) Overhead (301) (292) (290) (227) (186) (167) (157) (147) Other (128) (125) (108) (87) (89) (86) (82) (78) Cost of Sales ($3,137) ($3,149) ($2,898) ($2,204) ($2,129) ($2,041) ($2,000) ($1,963) Gross Profit $619 $532 $412 $308 $381 $389 $395 $401 Gross Margin % 16.5% 14.5% 12.4% 12.3% 15.2% 16.0% 16.5% 17.0% Selling ($52) ($50) ($49) ($42) ($40) ($38) ($37) ($37) G&A (230) (217) (219) (187) (195) (191) (189) (186) SG&A ($282) ($267) ($268) ($229) ($235) ($229) ($226) ($223) EBITDA $338 $265 $144 $79 $146 $160 $170 $178 EBITDA Margin % 9.0% 7.2% 4.4% 3.2% 5.8% 6.6% 7.1% 7.5% Non-Cash Pension Income ($46) ($49) ($36) ($41) ($41) ($41) ($41) ($41) Stock-Based Compensation 13 12 7 - - - - - Annual Incentive Compensation (0) 0 5 0 12 12 12 12 Cash Awards 2 1 2 6 6 6 6 6 LIFO Reserve Adjustment (1) (5) (6) (19) - - - - 401(k) Match Suspension - - - - 7 7 7 7 Adj. EBITDA $305 $224 $116 $25 $131 $145 $155 $164 Adj. EBITDA Margin % 8.1% 6.1% 3.5% 1.0% 5.2% 6.0% 6.5% 6.9% Memo: Adj. EBITDA Normalized for Cost Savings Initiatives $64 Adj. EBITDA Normalized for Cost Savings Initiatives & COVID-19 144 1. Includes Directory and intercompany eliminations 25 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Net Working Capital Summary

($ in millions)

	Balance as of				
	12/31/17	12/31/18	12/31/19	3/31/20	6/30/20
Consolidated					
Accounts Receivable	$740.3	$651.8	$472.4	$458.1	$410.9
Inventory	223.5	196.8	170.3	156.3	140.7
Accounts Payable	413.1	400.8	174.9	151.0	87.8
Net Working Capital	**$550.7**	**$447.8**	**$467.8**	**$463.4**	**$463.8**
Change in Net Working Capital		*($102.9)*	*$20.0*	*($4.4)*	*$0.4*
Book					
Accounts Receivable	$129.1	$167.8	$131.9	$123.8	$137.0
Inventory	76.3	62.0	48.4	49.3	42.0
Accounts Payable	83.4	80.3	33.9	35.3	15.0
Net Working Capital	**$122.1**	**$149.4**	**$146.4**	**$137.8**	**$164.0**
Change in Net Working Capital		*$27.3*	*($3.1)*	*($8.5)*	*$26.2*
Office Products					
Accounts Receivable	$164.9	$91.9	$55.8	$66.2	$77.0
Inventory	108.3	100.4	102.4	107.2	98.6
Accounts Payable	53.0	38.8	22.7	20.9	5.4
Net Working Capital	**$220.2**	**$153.4**	**$135.6**	**$152.5**	**$170.3**
Change in Net Working Capital		*($66.8)*	*($17.9)*	*$16.9*	*$17.8*
Magazine, Catalog and Logistics					
Accounts Receivable	$396.1	$347.3	$244.1	$227.8	$164.1
Inventory	80.7	69.8	52.5	31.5	27.3
Accounts Payable	219.5	165.4	81.4	61.2	32.6
Net Working Capital	**$257.2**	**$251.8**	**$215.2**	**$198.1**	**$158.8**
Change in Net Working Capital		*($5.4)*	*($36.6)*	*($17.1)*	*($39.3)*
Mexico					
Accounts Receivable	$20.9	$19.9	$21.1	$19.3	$22.1
Inventory	7.8	12.2	9.9	6.2	7.2
Accounts Payable	19.2	22.4	15.6	11.1	10.2
Net Working Capital	**$9.5**	**$9.6**	**$15.3**	**$14.4**	**$19.1**
Change in Net Working Capital		*$0.1*	*$5.6*	*($0.9)*	*$4.7*
Other					
Accounts Receivable	$10.5	$7.8	$6.0	$4.7	$5.0
Inventory	7.6	4.0	2.7	2.4	1.5
Accounts Payable	11.5	12.3	8.5	1.2	0.6
Net Working Capital	**$6.6**	**($0.6)**	**$0.1**	**$5.9**	**$5.9**
Change in Net Working Capital		*($7.1)*	*$0.7*	*$5.7*	*($0.0)*
Corporate					
Accounts Receivable	$18.9	$17.1	$13.5	$16.2	$5.6
Inventory	(57.1)	(51.5)	(45.6)	(40.2)	(35.9)
Accounts Payable	26.6	81.6	12.7	21.3	24.0
Net Working Capital	**($64.9)**	**($115.9)**	**($44.8)**	**($45.3)**	**($54.3)**
Change in Net Working Capital		*($51.0)*	*$71.1*	*($0.5)*	*($8.9)*

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Capital Expenditures Summary

($ in millions)

	2017A	Q1 2018A	Q2 2018A	Q3 2018A	Q4 2018A	2018A	Q1 2019A	Q2 2019A	Q3 2019A	Q4 2019A	2019A	Q1 2020A	Q2 2020E	Q3 2020E	Q4 2020E	2020E	2021E	2022E	2023E	2024E
Capital Expenditures by Segment																				
Book	$13	$9	$9	$6	$6	$31	$17	$7	$4	$2	$30	$4	$2	$4	$5	$15	$21	$17	$16	$16
Office Products	5	1	0	0	0	1	0	1	0	1	2	0	0	0	0	1	3	3	3	3
Magazine, Catalog and Logistics	25	8	5	7	4	25	10	12	7	6	35	6	4	7	5	22	18	12	8	8
Mexico	6	0	0	0	0	1	1	0	0	0	1	0	0	0	0	1	-	-	-	-
Other	1	0	0	0	0	0	-	0	0	-	0	-	-	-	-	-	2	1	1	1
Corporate	8	1	1	1	1	4	0	1	0	1	3	0	0	1	1	2	4	2	2	2
Total Capital Expenditures	**$56**	**$19**	**$16**	**$14**	**$12**	**$62**	**$28**	**$21**	**$11**	**$11**	**$71**	**$11**	**$7**	**$12**	**$11**	**$41**	**$47**	**$35**	**$30**	**$30**
Total Capital Expenditure Breakdown																				
Book	*23.0%*	*47.4%*	*55.9%*	*43.0%*	*52.9%*	*49.7%*	*62.5%*	*31.1%*	*32.5%*	*22.0%*	*42.3%*	*37.3%*	*31.3%*	*33.6%*	*44.5%*	*37.1%*	*44.7%*	*48.6%*	*53.3%*	*53.3%*
Office Products	*8.5%*	*2.7%*	*2.9%*	*2.4%*	*0.3%*	*2.2%*	*0.5%*	*5.2%*	*1.9%*	*6.5%*	*3.0%*	*1.4%*	*4.3%*	*1.1%*	*0.5%*	*1.5%*	*6.4%*	*8.6%*	*10.0%*	*10.0%*
Magazine, Catalog and Logistics	*43.9%*	*43.5%*	*32.6%*	*46.8%*	*35.3%*	*39.8%*	*34.1%*	*56.5%*	*59.7%*	*60.7%*	*48.8%*	*57.5%*	*57.5%*	*57.7%*	*45.6%*	*54.5%*	*38.3%*	*34.3%*	*26.7%*	*26.7%*
Mexico	*10.0%*	*1.5%*	*0.9%*	*0.9%*	*2.5%*	*1.4%*	*1.9%*	*2.2%*	*1.9%*	*2.0%*	*2.0%*	*0.3%*	*0.3%*	*3.2%*	*0.6%*	*1.3%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*
Other	*0.9%*	*0.0%*	*0.5%*	*0.2%*	*1.8%*	*0.5%*	*0.0%*	*0.6%*	*0.1%*	*0.0%*	*0.2%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*3.2%*	*2.9%*	*3.3%*	*3.3%*
Corporate	*13.7%*	*4.9%*	*7.0%*	*6.7%*	*7.1%*	*6.3%*	*1.0%*	*4.5%*	*3.9%*	*8.7%*	*3.7%*	*3.5%*	*6.6%*	*4.3%*	*8.8%*	*5.6%*	*7.4%*	*5.7%*	*6.7%*	*6.7%*
Total Capital Expenditures	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***	***100.0%***

27

HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA;
SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT

Tax Profile + Estimated 2020 Non-GAAP effective tax rate is expected to be negative, consisting of an insignificant benefit on the US loss and a provision on international income + US has a full valuation allowance and tax benefit is limited to minor refundable credits + Impact of the contemplated restructuring and/or sale transactions could be material to the estimated rate + Cash tax payments for international entities of approximately $5 million annually; no US cash income taxes expected in 2020 or 2021 + Interest expense carryforward of $137 million as of December 31, 2019 ($32 million deferred tax asset) + Other carryforwards include foreign tax credits ($10 million tax affected) and NOLs (tax affected value of $8 million states and $1 million federal) + Company is evaluating tax elections for 2019 that could generate an NOL (if carryback is available) or taxable income (to preserve foreign tax credits) + $13 million remaining US 2017 transition tax on foreign earnings, payments will be deferred into 2021 and beyond 28 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORTTax Profile + Estimated 2020 Non-GAAP effective tax rate is expected to be negative, consisting of an insignificant benefit on the US loss and a provision on international income + US has a full valuation allowance and tax benefit is limited to minor refundable credits + Impact of the contemplated restructuring and/or sale transactions could be material to the estimated rate + Cash tax payments for international entities of approximately $5 million annually; no US cash income taxes expected in 2020 or 2021 + Interest expense carryforward of $137 million as of December 31, 2019 ($32 million deferred tax asset) + Other carryforwards include foreign tax credits ($10 million tax affected) and NOLs (tax affected value of $8 million states and $1 million federal) + Company is evaluating tax elections for 2019 that could generate an NOL (if carryback is available) or taxable income (to preserve foreign tax credits) + $13 million remaining US 2017 transition tax on foreign earnings, payments will be deferred into 2021 and beyond 28 HIGHLY CONFIDENTIAL DRAFT, SUBJECT TO NDA; SUBJECT TO FRE 408 AND RULES OF SIMILAR IMPORT